                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement                     [ ]  Confidential, for use of the Commission
[X]  Definitive Proxy Statement                           only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                 THE KNOT, INC.
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         ----------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

         ----------------------------------------------------------------

     (5) Total fee paid:

         ----------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

         ----------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

         ----------------------------------------------------------------

     (3) Filing Party:

         ----------------------------------------------------------------

     (4) Date Filed:

         ----------------------------------------------------------------

                                [THE KNOT LOGO]

                                 THE KNOT, INC.
                            462 BROADWAY, 6TH FLOOR
                            NEW YORK, NEW YORK 10013

                                                                  April 10, 2003

To the Stockholders of
THE KNOT, INC.:

    You are cordially invited to attend the Annual Meeting of Stockholders of The Knot, Inc., to be held at the offices of Proskauer Rose LLP, 1585 Broadway, 23rd Floor, New York, New York 10036 on Wednesday, May 14, 2003 at 9:00 a.m.

    Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement which you are urged to read carefully.

    If you do not plan to attend the Annual Meeting, please sign, date, and return the enclosed proxy promptly in the accompanying reply envelope. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

    We look forward to seeing you at the Annual Meeting.

                                           DAVID LIU

                                           DAVID LIU
                                           President, Chief Executive Officer
                                           and Chairman of the Board

                             YOUR VOTE IS IMPORTANT

    IN ORDER TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES).

                                [THE KNOT LOGO]

                                 THE KNOT, INC.
                            462 BROADWAY, 6TH FLOOR
                            NEW YORK, NEW YORK 10013

                            ------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 14, 2003
                            ------------------------

To the Stockholders of
THE KNOT, INC.:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of The Knot, Inc. ('The Knot') will be held at the offices of Proskauer Rose LLP, 1585 Broadway, 23rd Floor, New York, New York 10036 on Wednesday, May 14, 2003 at 9:00 a.m. (the 'Annual Meeting') to consider and vote upon the following matters, which are more fully described in the accompanying Proxy Statement:

        1. To elect two (2) nominees to the class of directors whose terms expire in 2006. The Board has nominated the following persons for re-election at the Annual Meeting: Randy Ronning and Ann Winblad;

        2. To ratify the appointment of Ernst & Young LLP as The Knot's independent auditors for the fiscal year ending December 31, 2003; and

        3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. All stockholders of record at the close of business on March 26, 2003 will be entitled to vote at the Annual Meeting and at any adjournment or postponement thereof. The stock transfer books of The Knot will remain open between May 2, 2003 and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, while the transfer books remain open prior thereto, at our offices during regular business hours.

                                          By Order of the Board of Directors

                                          RICHARD SZEFC

                                          RICHARD SZEFC
                                          Chief Financial Officer, Treasurer
                                          and Secretary

April 10, 2003

    YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                                 THE KNOT, INC.
                            462 BROADWAY, 6TH FLOOR
                            NEW YORK, NEW YORK 10013

                           --------------------------

                                PROXY STATEMENT

                           --------------------------

GENERAL

    This Proxy Statement is furnished to the holders of common stock, par value $0.01 per share (the 'Common Stock'), of The Knot, Inc., a Delaware corporation ('The Knot'), in connection with the solicitation by the Board of Directors (the 'Board') of The Knot for use at the annual meeting of stockholders and at any adjournment or postponement of the annual meeting (the 'Annual Meeting'). The Annual Meeting will be held at the offices of Proskauer Rose LLP, 1585
Broadway, 23rd Floor, New York, New York 10036 on Wednesday, May 14, 2003 at 9:00 a.m. All stockholders of record on March 26, 2003 will be entitled to notice of and to vote at the Annual Meeting. We intend to mail this Proxy Statement and the accompanying proxy (the 'Proxy') to our stockholders on or about April 15, 2003.

    The mailing address of our principal executive office is 462 Broadway, 6th Floor, New York, New York 10013.

PURPOSE OF MEETING

    The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders (collectively, the 'Proposals'). Each Proposal is described in more detail in this Proxy Statement.

VOTING

    On March 26, 2003, the record date for determination of stockholders entitled to vote at the Annual Meeting, there were 18,404,036 shares of Common Stock outstanding held by stockholders of record. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting and, while the stock transfer books remain open prior thereto, during regular business hours at our principal executive office at the address specified above. You are entitled to one vote for each share of Common Stock you hold on March 26, 2003.

    The holders of a majority of the stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present at the Annual Meeting. 'Broker non-votes' are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted because instructions have not been received from the beneficial owner with respect to a particular matter for which the broker or nominee does not have discretionary power to vote.

    If a quorum is present, the two nominees who receive the greatest number of votes properly cast (in person or by proxy) will be elected as directors for terms expiring in 2006. Neither abstentions nor broker non-votes will have any effect on the outcome of voting with respect to the election of directors. Stockholders may not cumulate votes for the election of directors.

    Proposals other than for the election of directors shall be approved by the affirmative vote of the holders of a majority of the shares of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote thereon. Abstentions will be counted towards the tabulations of votes cast on these proposals presented to the stockholders and will have the same effect as negative votes, whereas broker non-votes will not be counted for purposes of determining whether such a proposal has been approved.

    Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenter's rights with respect to any matter to be considered and voted on at the Annual Meeting, and The Knot will not independently provide stockholders with any such right.

PROXIES

    If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the directors proposed by the Board, FOR the ratification of Ernst & Young LLP as The Knot's independent auditors, and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting.

    Any person giving a Proxy has the power to revoke it at any time before its exercise. It may be revoked by:

       o notifying the Secretary of The Knot in writing before the Annual Meeting;

       o delivering to the Secretary of The Knot before the Annual Meeting a signed proxy with a later date; or

       o  attending the Annual Meeting and voting in person.

SOLICITATION

    We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional soliciting materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs of forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by solicitation by telephone or other means by our directors, officers, employees or agents. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The Knot's Amended and Restated Certificate of Incorporation, as amended (the 'Certificate of Incorporation'), provides for a classified Board consisting of three classes of directors serving staggered three year terms. These classes are required to be as nearly equal in number as possible. Our Amended and Restated Bylaws provide for a Board consisting of such number of directors as may be fixed from time to time by resolution of the members of the Board or by our stockholders at an annual meeting of stockholders. Two directors are to be elected at the Annual Meeting for a term expiring at the 2006 annual meeting of stockholders or until a successor has been duly elected and qualified.

    The Board has nominated Randy Ronning and Ann Winblad to stand for re-election to the class of directors whose term expires at the 2006 annual meeting of stockholders or until a successor is elected and has qualified. Each person nominated for re-election has agreed to serve if elected, and management has no reason to believe that any nominee will be unavailable to serve. In the event any of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them 'FOR' the nominees named below.

BUSINESS EXPERIENCE OF NOMINEES FOR ELECTION TO TERMS EXPIRING IN 2006

    Randy Ronning (54) has served as one of our directors since June 2001. Mr. Ronning has been the Executive Vice President of Affiliate Relations, iQVC, and New Business Development at QVC since

January 2001. Prior to 2001, Mr. Ronning held various management positions at JC Penney. From 1998 to 2000, he was President of the Catalog and Internet Divisions. From 1994 to 1997 he was President of the Home and Leisure Division. From 1992 to 1994, he was President of JC Penney International. Mr. Ronning is a board member of the Fashion Institute of Technology and the Direct Marketing Association. Mr. Ronning received a B.A. in Journalism from the University of Oregon.

    Ann Winblad (52) has served as one of our directors since April 1998. Ms. Winblad has been a general partner of Hummer Winblad Venture Partners, a venture capital investment firm, since 1989. She is a member of the board of trustees of the University of St. Thomas and is an advisor to numerous entrepreneurial groups such as the Software Development Forum and the Stanford/MIT Venture Forum. Ms. Winblad also serves on the boards of directors of Net Perceptions Inc. and several private companies. Ms. Winblad received a B.A. in Mathematics and Business Administration from the University of St. Catherine and an M.A. in education with an economics focus from the University of St. Thomas.

BUSINESS EXPERIENCE OF CONTINUING DIRECTORS WITH TERMS EXPIRING IN 2004

    Sandra Stiles (53) has been our Chief Operating Officer since November 1998 and Assistant Secretary since September 1999. From November 1998 to May 1999, she served as our Chief Financial Officer. Ms. Stiles has served as one of our directors since May 1998. From September 1994 to October 1998, she was the Senior Vice President and Director of Operations for the Children's Book and Value Publishing division of Random House. She also served as a Vice President and the Corporate Controller of Random House from October 1990 to August 1994. Ms. Stiles received a B.S. in Accounting from New York University.

    Joseph Brehob (35) has served as one of our directors since April 2002. Mr. Brehob has been the Vice President of Internet Marketing of The May Department Stores Company since January 2001. From November 1997 until January 2001, Mr. Brehob served as a Divisional Vice President of The May Merchandising Division. Prior to November 1997, he held various management and other positions with May. He has been employed by The May Department Stores Company since 1991. Mr. Brehob received a B.S. in Business from Indiana University.

BUSINESS EXPERIENCE OF CONTINUING DIRECTOR WITH TERM EXPIRING IN 2005

    David Liu (37) is a co-founder of The Knot and has been our Chief Executive Officer and a director since our inception in May 1996. From January 1993 to May 1996, Mr. Liu served as Director of Production of RunTime Inc., a CD-ROM development firm that he co-founded with Carley Roney, our Editor-in-Chief. Prior to January 1993, Mr. Liu was the Director of Production at VideOvation, a subsidiary of Reader's Digest. Mr. Liu received a B.F.A. in Film and Television from New York University. Mr. Liu is married to Ms. Roney, our Editor-in-Chief.

BOARD MEETINGS AND COMMITTEES

    The Board met a total of six times and acted by written consent twice during the year ended December 31, 2002. The Board has a Compensation Committee and an Audit Committee and does not have a Nominating Committee.

    The Compensation Committee is currently composed of Mr. Ronning and Ms. Winblad. The Compensation Committee met two times in 2002. The Compensation Committee establishes and oversees executive compensation policy and makes decisions about base pay, incentive pay and any supplemental benefits for the Chief Executive Officer and our other Executive Officers. The Compensation Committee also administers our stock incentive plans and approves the grant of stock options, the timing of the grants, the price at which the options are to be offered and the number of shares for which options are to be granted to our executive officers, directors and other employees.

    The Audit Committee is currently composed of Ms. Winblad, Mr. Brehob and Mr. Ronning. The Audit Committee met six times in 2002. The Audit Committee appoints our independent auditors, subject to ratification by our stockholders, reviews the plan for and the results of the independent audit, approves the fees of our independent auditors, reviews with management and the independent auditors our quarterly and annual financial statements and our internal accounting, financial and disclosure controls and performs other duties and responsibilities set forth in a Charter approved by the Board of Directors. A copy of our Audit Committee Charter is attached as Appendix A to this Proxy Statement.

    Each member of the Compensation Committee and the Audit Committee is independent, as independence is defined in rule 4200 (a) (14) of the NASD's Listing Standards.

    Each director attended at least 75% of the aggregate of (i) the total meetings of the Board and (ii) the total number of meetings held by all Committees of the Board on which he or she served, with respect to the Board meetings and Committee meetings held in that portion of 2002 during which the director was serving as a member of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of our Compensation Committee during the year ended December 31, 2002 were Mr. Ronning and Ms. Winblad.

    Mr. Ronning is the Executive Vice President of Affiliate Relations, iQVC, and New Business Development at QVC. On April 13, 1999, we sold 4,000,000 shares of our Series B Preferred Stock at a price of $3.75 per share to QVC. QVC paid an aggregate of $15.0 million for the shares of Series B Preferred Stock and received a warrant to purchase 1,700,000 shares of our Common Stock at an exercise price of $5.00 per share. The Series B Preferred Stock converted into Common Stock on a one-for-one basis and the warrant became exercisable upon our initial public offering of Common Stock. The warrant expired unexercised on December 2, 2001. The Common Stock has been assigned to QVC Interactive Holdings, LLC (now known as Interactive Technology Holdings, LLC). We also entered into a services agreement with QVC, which we believe is on terms and conditions no less favorable to us than we could have obtained from unaffiliated third parties. For the years ended December 31, 2002, 2001 and 2000, we purchased merchandise and incurred warehousing, fulfillment and distribution and billing costs under the agreement in the aggregate amounts of $118,000, $128,000 and $515,000, respectively.

DIRECTOR COMPENSATION

    We reimburse our directors for travel and other out-of-pocket costs incurred in connection with their attendance at meetings of the Board. In addition, our 1999 Stock Incentive Plan (the '1999 Plan') provides that each eligible non-employee director will automatically receive an option to purchase 15,000 shares of Common Stock upon such director's initial election or appointment to the Board. Each 15,000-share option will vest in a series of three (3) successive annual installments upon the optionee's completion of each year of Board service over the three-year period measured from the option grant date. The 1999 Plan also provides that, on the date of each annual meeting of stockholders, each non-employee Board member who is to continue to serve as a non-employee Board member will automatically be granted an option to purchase 5,000 shares of Common Stock. Each annual 5,000-share option will vest upon the optionee's completion of one (1) year of Board service measured from the option grant date. The exercise price per share in effect for options granted to directors under the 1999 Plan is the closing sale price of the Common Stock on the grant date.

    On April 3, 2002, Mr. Brehob received an automatic option grant to purchase 15,000 shares of Common Stock. The exercise price per share in effect under the option is $0.61, the fair market value per share of the Common Stock on the grant date. The option grant will vest in a series of three (3) successive annual installments upon Mr. Brehob's completion of each year of Board service over the three-year period measured from the grant date.

    On May 15, 2002, the date of our last Annual Meeting of Stockholders, Mr. Brehob and Mr. Ronning each received an automatic grant to purchase 5,000 shares of Common Stock. The exercise price per share in effect under these options is $0.62, the fair market value per share of the Common stock on the grant date. These options vest upon completion of one year of Board service.

VOTE REQUIRED

    The affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The two nominees for the class of directors whose terms expire at the 2006 annual meeting of stockholders receiving the highest number of affirmative votes of the stockholders entitled to vote at the Annual Meeting will be elected a director of The Knot. Pursuant to applicable Delaware law, abstentions and broker non-votes will have no effect on the outcome of the vote. Unless otherwise instructed, the proxyholders will vote each returned Proxy 'FOR' the nominees named above.

RECOMMENDATION OF THE BOARD

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE NOMINEES LISTED ABOVE.

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS

    The Audit Committee of The Board of Directors has reappointed the firm of Ernst & Young LLP, independent auditors for The Knot during the fiscal year ended December 31, 2002, to serve in the same capacity for the year ending December 31, 2003, and is asking the stockholders to ratify this appointment. Representatives of the firm of Ernst & Young LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

    The appointment of independent auditors is made annually by the Audit Committee and subsequently submitted to the stockholders for ratification. Before making its appointment of Ernst & Young LLP, the Audit Committee carefully considered that firm's qualifications as independent auditors for the Company. This included a review of its performance in prior years, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Committee has expressed its satisfaction with Ernst & Young LLP in all of these respects.

FEES

    Audit Fees. The aggregate fees billed by Ernst & Young LLP for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our quarterly reports on Form 10-Q were $326,000 and $227,050 for 2002 and 2001, respectively.

    Tax Fees. The aggregate fees billed by Ernst &Young LLP for tax compliance, tax consulting and tax planning services were $50,400 and $58,000 for 2002 and 2001, respectively.

    Audit -- Related and All Other Fees. No services were rendered by Ernst & Young during 2002 and 2001 other than those described above.

    The Audit Committee has considered whether the provision of the services covered by the category 'Tax Fees' is compatible with maintaining the independence of Ernst & Young LLP.

VOTE REQUIRED

    The affirmative vote of a majority of the stockholders represented and voting at the Annual Meeting will be required to ratify the selection of Ernst & Young LLP. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee believes that such a change would be in The Knot's and our stockholders' best interests.

RECOMMENDATION OF THE BOARD

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP TO SERVE AS THE KNOT'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2003.

                         REPORT OF THE AUDIT COMMITTEE

    The charter of the Audit Committee of the Board of Directors was revised in March 2003 and specifies that the purpose of the Committee is to assist the Board of Directors in its oversight of:

       o  The integrity of The Knot's financial statements;

       o The adequacy of The Knot's system of internal accounting and financial controls;

       o The appointment, engagement and performance of the independent auditors and the evaluation of the independent auditors' qualifications and independence; and

       o The Knot's compliance with legal and regulatory requirements.

    The Committee's new charter is attached to this Proxy Statement as Appendix A.

    In discharging its responsibilities, the Committee is not itself responsible for the planning or the performance of audits, or for any determination that The Knot's financial statements are complete and accurate, or in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of The Knot's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by The Knot. The Knot's independent auditors, Ernst & Young LLP
('Ernst & Young') are responsible for auditing The Knot's financial statements and for reviewing The Knot's unaudited interim financial statements.

    The Committee met six times during fiscal 2002. The Committee's meetings included, whenever appropriate, separate discussions with management and Ernst & Young.

    As part of its oversight of The Knot's financial statements, the Committee reviewed and discussed with both management and Ernst & Young all annual financial statements and quarterly operating results prior to their issuance. Management represented to the Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles. The Committee discussed with Ernst & Young the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the quality of The Knot's accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with Ernst & Young the critical accounting policies and practices used in the preparation of The Knot's annual consolidated financial statements and whether there were any audit problems.

    The Committee discussed with Ernst & Young that firm's independence from The Knot and management. The Committee obtained and reviewed the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and provided to the Committee by Ernst & Young. The Committee also discussed with Ernst and Young:

       o  The firm's internal quality control procedures;

       o Any material issues raised by the most recent internal quality control review (or peer review) of the firm; and

       o  All relationships between the firm and The Knot.

    The Committee reviewed and approved the fees for services rendered by Ernst & Young for fiscal 2002 and considered whether the provision of non-audit services by Ernst & Young in 2002 was compatible with maintaining the auditors' independence.

    In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in The Knot's Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the SEC.

    The Committee has appointed Ernst & Young as The Knot's independent auditors for the fiscal year ending December 31, 2003.

                                          Audit Committee
                                          Ann Winblad
                                          Joseph Brehob
                                          Randy Ronning

                            OWNERSHIP OF SECURITIES

    The following table sets forth certain information regarding the beneficial ownership of The Knot's Common Stock as of March 26, 2003 by (i) each person or group of affiliated persons known by us to beneficially own more than five percent of our Common Stock, (ii) each of our directors and nominees for director, (iii) our named executive officers and (iv) all of our directors and executive officers as a group.

                                                               AMOUNT AND NATURE
                                                                 OF BENEFICIAL
                                                                   OWNERSHIP
                                                               OF COMMON STOCK(2)
                                                              --------------------
NAME AND ADDRESS OF BENFICIAL OWNER(1)                          NUMBER     PERCENT
--------------------------------------                          ------     -------
David Liu(3)................................................     770,418     4.2%
Sandra Stiles(4)............................................     457,535     2.4
Richard Szefc(5)............................................     413,855     2.2
Randy Ronning(6)............................................   4,045,590    22.0
Ann Winblad(7)..............................................   2,560,000    13.9
Joseph Brehob(8)............................................   3,595,747    19.5
Interactive Technology Holdings, LLC(9).....................   4,025,590    21.9
May Bridal Corporation(10)..................................   3,575,747    19.4
Hummer Winblad Funds(7).....................................   2,560,000    13.9
Austin W. Marxe(11).........................................   2,424,206    13.2
David M. Greenhouse(11).....................................   2,424,206    13.2
All directors and executive officers as a group
  (6 persons)(12)...........................................  11,843,145    61.1%

---------

 (1) Except as otherwise indicated, (i) the persons named in the table directly own, and have sole voting and investment power with respect to, all shares of Common Stock shown as beneficially owned by them, subject to community property laws, where applicable and (ii) the address of all employee stockholders listed in the table is 462 Broadway, 6th Floor, New York, NY 10013. Beneficial ownership is calculated pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934, as amended. The addresses of individual non-employee directors and nominees for election to the Board are indicated in their corresponding footnotes.

 (2) On March 26, 2003, 18,404,036 shares of Common Stock were issued and outstanding.

 (3) Includes 96,355 shares of Common Stock issuable upon the exercise of presently exercisable options and 8,680 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

 (4) Includes 406,355 shares of Common Stock issuable upon the exercise of presently exercisable options and 8,680 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

 (5) Includes 382,813 shares of Common Stock issuable upon the exercise of presently exercisable options and 26,042 shares of Common Stock issuable upon the exercise of options exercisable within 60 days.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (6) Consists of 4,025,590 shares of Common Stock owned by Interactive Technology Holdings, LLC, an affiliate of QVC, and 20,000 shares of Common Stock issuable upon the exercise of presently exercisable options which, if exercised, includes 10,000 shares of Common Stock subject to repurchase rights by us that do not lapse within 60 days of March 26, 2003. Mr. Ronning disclaims beneficial ownership of the shares of Common Stock owned by Interactive Technology Holdings, LLC, except to the extent of his pecuniary interest therein. Mr. Ronning's address is c/o QVC, Studio Park, West Chester, PA 19380.

 (7) Consists of 2,432,000 shares of Common Stock owned by Hummer Winblad Venture Partners III, L.P. and 128,000 shares of Common Stock owned by Hummer Winblad Technology Fund III, L.P. (collectively, the 'Hummer Winblad Funds'). John Hummer, Ann Winblad (one of our directors) and Mark Gorenberg are general partners of Hummer Winblad Equity Partners II, L.P. ('HWII'), the general partner of each of the Hummer Winblad Funds. Consequently, HWII and Mr. Hummer, Ms. Winblad and Mr. Gorenberg may each be deemed to beneficially own all of the shares held by the Hummer Winblad Funds. HWII, Mr. Hummer, Ms. Winblad and Mr. Gorenberg each disclaim beneficial ownership of such shares, except to the extent of their respective pecuniary interest therein. The address of Ms. Winblad and each of the Hummer Winblad Funds is 2 South Park, 2nd Floor, San Francisco, CA 94107.

 (8) Consists of 3,575,747 shares of Common Stock owned by May Bridal Corporation, an affiliate of May Department Stores Company, and 20,000 shares of Common Stock issuable upon the exercise of presently exercisable options which, if exercised, includes 10,000 shares of Common Stock subject to repurchase rights by us that do not lapse within 60 days of March 26, 2003. Mr. Brehob disclaims beneficial ownership of the shares of Common Stock owned by May Bridal Corporation, except to the extent of his pecuniary interest therein. Mr. Brehob's address is c/o May Department Stores Company, 611 Olive Street, St. Louis, MO 63101-1799.

 (9) Consists of 4,025,590 shares of Common Stock owned by Interactive Technology Holdings, LLC. The address of
      Interactive Technology Holdings, LLC is 222 Delaware Avenue, Suite 1448, 14th Floor, Wilmington, DE 19801-1621.

(10)  Consists of 3,575,747 of Common Stock held by May Bridal
      Corporation, an affiliate of May Department Stores Company.
      The address of May Bridal Corporation is 611 Olive Street,
      St. Louis, MO 63101-1799.

(11)  This figure is based solely on information set forth in
      Schedule 13G/A filed with the SEC on February 11, 2003 by Austin W. Marxe ('Marxe') and David M. Greenhouse ('Greenhouse'), who are the controlling principals of AWM Investment Company, Inc. ('AWM'), the general partner of and investment adviser to Special Situations Cayman Fund, L.P. ('Cayman'). AWM also services as the general partner of MGP Advisers Limited Partnership ('MGP'), the general partner of and investment adviser to Special Situations Fund III, L.P. ('SSF3'). Marxe and Greenhouse are also members of SST Advisers, L.L.C. ('SSTA'), the general partner of and investment adviser to Special Situations Technology Fund, L.P. ('Technology'). The principal business of each fund is to invest in equity and equity-related securities and other securities of any kind or nature. The Schedule 13G/A states that 2,424,206 shares are beneficially owned by Marxe and Greenhouse, of which 542,569 shares are owned by Cayman, 1,639,250 shares are owned by SSF3 and 242,387 shares are owned by Technology. The Schedule 13G/A further states that Marxe and Greenberg have shared power to vote and the shared power to dispose of all 2,424,206 shares. The address of Marxe and Greenhouse is 153 East 53rd Street, 55th Floor, New York, NY 10022.

(12) Includes 968,925 shares of Common Stock issuable upon the exercise of options which are currently vested or which vest within 60 days of March 26, 2003.

                                   MANAGEMENT

    The following table sets forth, as of March 26, 2003, the name, age and position of each of our executive officers and other key employees.

                       NAME                          AGE                    POSITION
                       ----                          ---                    --------
David Liu..........................................  37    President, Chief Executive Officer and
                                                             Chairman of the Board
Sandra Stiles......................................  53    Chief Operating Officer, Assistant
                                                             Secretary and Director
Richard Szefc......................................  53    Chief Financial Officer, Treasurer and
                                                             Secretary
Carley Roney.......................................  34    Editor-in-Chief

    David Liu is our President, Chief Executive Officer and Chairman of the Board. See 'Business Experience of Continuing Director with Term Expiring in 2005' for a discussion of Mr. Liu's business experience. Mr. Liu is married to Ms. Roney.

    Sandra Stiles is our Chief Operating Officer and a director. See 'Business Experience of Continuing Directors with Terms Expiring in 2004' for a discussion of Ms. Stiles' business experience.

    Richard Szefc has served as our Chief Financial Officer since May 1999 and our Treasurer and Secretary since September 1999. From July 1998 to May 1999, Mr. Szefc was an independent consultant. From April 1990 to June 1998, Mr. Szefc served as Executive Vice President and Chief Financial Officer of Random House. Mr. Szefc received a B.S. in economics from the University of Pennsylvania.

    Carley Roney is a co-founder of The Knot. She has served as our Editor-In-Chief since our inception in May 1996. From May 1996 to September 1999, she also served as Vice President of Creative Development. From January 1994 to May 1996, she served as President at RunTime Inc., a CD-ROM development firm that she co-founded with David Liu. Ms. Roney received a M.A. in Cultural Studies and a B.F.A. in Film and Television from New York University. Ms. Roney is married to Mr. Liu.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth information concerning the aggregate compensation paid to our Chief Executive Officer and each of our other executive officers (the 'Named Executive Officers') for services rendered in all capacities to us for the years ended December 31, 2002, 2001 and 2000:

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG TERM
                                                                                    COMPENSATION
                                                                                       AWARDS
                                                                     ANNUAL         ------------
                                                                 COMPENSATION(1)     SECURITIES
                                                                -----------------    UNDERLYING
                                                                SALARY     BONUS      OPTIONS
              NAME AND PRINCIPAL POSITION                YEAR     ($)       ($)         (#)
              ---------------------------                ----     ---       ---         ---
David Liu .............................................  2002   262,500   103,000      --
  President, Chief Executive Officer and Chairman of     2001   250,000    75,000      41,667
  the Board                                              2000   210,348    75,000     125,000

Sandra Stiles .........................................  2002   247,500    86,000      --
  Chief Operating Officer, Assistant Secretary and       2001   235,000    75,000      41,667
  Director                                               2000   200,932    75,000     125,000

Richard Szefc .........................................  2002   247,500    86,000      --
  Chief Financial Officer, Treasurer and Secretary       2001   235,000    75,000     125,000
                                                         2000   200,000    75,000     125,000

----------
(1) The aggregate amount of perquisites and other personal benefits, if any, did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer and has therefore been omitted.

STOCK OPTIONS

    We did not grant any stock options or stock appreciation rights to the Named Executive Officers during the year ended December 31, 2002.

    The following table provides information concerning the value of unexercised options held by each of the Named Executive Officers as of December 31, 2002. No options or stock appreciation rights were exercised during the year ended December 31, 2002.

                         OPTION EXERCISES AND HOLDINGS

                                                         NUMBER OF
                                                   SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                                  UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                                    FISCAL YEAR END(#)           FISCAL YEAR END($)(1)
                                                ---------------------------   ---------------------------
                     NAME                       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                     ----                       -----------   -------------   -----------   -------------
David Liu.....................................     87,674         78,993          8,802         7,448
Sandra Stiles.................................    397,674         78,993        104,902         7,448
Richard Szefc.................................    356,770        143,230         26,406        22,344

---------

(1) Value is defined as the fair market price of our Common Stock at December 31, 2002 less the exercise price. On December 31, 2002, the fair market price of our Common Stock was the closing selling price of a share of our Common Stock on the OTC Bulletin Board, which was $0.81.

EMPLOYMENT AGREEMENTS AND CHANGE OF CONTROL ARRANGEMENTS

    On November 2, 1998, we entered into an employment contract with Ms. Stiles, our Chief Operating Officer, which is terminable at any time. In the event of her termination without cause, Ms. Stiles is entitled to one year's salary plus certain benefits. As of March 26, 2003, Ms. Stiles' annual salary was $250,000.

    On May 31, 1999, we entered into an employment contract with Mr. Szefc, our Chief Financial Officer, which is terminable at any time. In the event of his termination without cause, Mr. Szefc is entitled to one year's salary plus certain benefits. As of March 26, 2003, Mr. Szefc's salary was $250,000.

    All of the options awarded to the Named Executive Officers during the year ended December 31, 2000 provide that, in the event that we are acquired by merger, asset sale or sale of more than 50% of our voting securities by the stockholders, each outstanding option which is not to be assumed by the successor corporation will automatically accelerate by a period of 12 months so that the options shall, immediately prior to the effective date of such change of control, become exercisable for all of the option shares which would otherwise have become exercisable during the first 12 months following the effective date of such change of control as if optionee remained in service with The Knot throughout such 12-month period and may be exercised for any or all of those option shares as fully-vested shares of Common Stock.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee offers this report regarding compensation for The Knot's executive officers and Chief Executive Officer.

    General Compensation Policy. The fundamental policy of the Compensation Committee is to provide The Knot's executive officers with competitive compensation opportunities based upon their contribution to The Knot's development and financial success and their personal performance. The Committee, with this objective in mind, recommends to the Board compensation packages for the executive officers designed to retain and attract top quality management and to encourage them to contribute to the achievement of The Knot's business objectives. In addition, the Committee attempts to establish compensation packages that are comparable to the packages received by executives of comparable businesses and reasonable in light of internal base salary comparability considerations.

    Executive officers are compensated with a combination of salary and incentives designed to encourage efforts to achieve both the short-term and long-term goals of The Knot. The compensation
                                       10
structure attempts to reward both individual contributions as well as The Knot's overall performance. The principal factors which the Committee considered with respect to each executive officer's compensation package for fiscal 2002 are summarized below. The Committee may, however, in its discretion apply entirely different factors in advising the Chief Executive Officer and the Board with respect to executive compensation for future years.

    The basic components of the compensation packages for the executive officers include the following:

       o  Base Salary

       o  Annual Incentives

       o  Long-Term Incentives

       o  Benefits

    Base Salary. The base salary for each executive officer is determined on the basis of the following factors: experience, personal performance, the salary levels in effect for similar positions within comparable businesses and internal base salary comparability considerations. The weight given to each of these factors differs from individual to individual, as the Committee deems appropriate. Base salaries are generally reviewed on an annual basis, with adjustments made in accordance with the factors indicated above. In addition, in reviewing annual adjustments, the Committee takes into account the Knot's performance in the fiscal year then ended.

    Annual Incentives. The incentive compensation of executive officers is closely related to The Knot's performance. A portion of the cash compensation of executive officers consists of contingent compensation. Bonus awards may be based on, among other things, performance objectives and goals that are tailored to the responsibilities and functions of key executives. The Committee also may consider other factors and circumstances that affect specific performance objectives and goals or otherwise impact The Knot. For 2002, the Committee approved incentive bonuses to the executive officers in the aggregate amount of $275,000 based on the actual financial performance of The Knot compared to designated corporate objectives.

    Long-Term Incentive Compensation. Long-term incentives are provided through grants of stock options. The grants are designed to align the interests of each executive officer with those of The Knot's stockholders and provide each individual with a significant incentive to manage The Knot from the perspective of an owner with an equity stake in the company. Each option grant allows the individual to acquire shares of Common Stock at a fixed price per share (generally, the market price on the grant date) over a specified period of time (up to ten years). Each option generally becomes exercisable in installments over periods ranging from 2 to 4 years, contingent upon the executive officer's continued employment with The Knot. Accordingly, the option grant will provide a return to the executive officer only if the executive officer remains employed during the vesting period, and then only if the market price of the underlying shares appreciates. The Committee considered the number of outstanding options to executive officers that were unvested as of January 1, 2002 and did not grant additional options to the executive officers during 2002.

    Benefits. Benefits offered to our executive officers serve as a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to our executive officers are substantially the same as those offered to all our regular employees.

    CEO Compensation. The plans and policies discussed above were the basis for the 2002 compensation of the Chief Executive Officer, Mr. David Liu. In advising the Board with respect to Mr. Liu's compensation, the Committee seeks to achieve two objectives: (i) establish a level of base salary competitive with that paid by comparable businesses and by those companies with which The Knot may compete for executive talent and (ii) make a significant percentage of the total compensation package contingent upon The Knot's financial performance and stock price appreciation. In accordance with these objectives, Mr. Liu received a base salary of $262,500 and an incentive bonus of $103,000 for fiscal 2002. Mr. Liu currently holds a total of 166,667 stock options, of which 70,312 are unvested as of March 26, 2003. Mr. Liu's incentive bonus for 2002 was based on the actual financial performance of The Knot compared to designated corporate objectives.

    Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation paid to the executive officers for the 2002 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the executive officers for fiscal year 2003 will exceed that limit. Because it is very unlikely that the cash compensation payable to any of the executive officers in the foreseeable future will approach the $1 million limit, the Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the executive officers. The Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

                                          Compensation Committee
                                          Randy Ronning
                                          Ann Winblad

STOCK PERFORMANCE GRAPH

    The graph below compares the yearly percentage change in The Knot's cumulative total stockholder return on the Common Stock with the cumulative total return of (i) the Nasdaq Stock Market-United States Index and (ii) the Russell 2000 Index. Although the graph would normally be for a five-year period, the Common Stock began trading publicly on December 2, 1999 and, as a result, the following chart commences as of such date.

              COMPARISON OF 37 MONTH CUMULATIVE TOTAL RETURN*
         AMONG THE KNOT INC., THE NASDAQ STOCK MARKET (U.S.) INDEX
                      AND THE RUSSELL 2000 INDEX

                          [PERFORMANCE GRAPH]

                                12/1/99   12/99   12/00   12/01   12/02
                                ---------------------------------------
                                                DOLLARS
THE KNOT, INC.                   100.00   84.38    9.38    6.00    8.10
NASDAQ STOCK MARKET (U.S.)       100.00  121.35   73.05   57.96   40.06
RUSSELL 2000                     100.00  111.41  108.05  110.73   88.05

---------

  * $100 invested on 12/2/99 in stock or index -- including reinvestment of dividends for the indexes. No cash dividends have been declared on The Knot's Common Stock. Fiscal year ending 12/31. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

    Notwithstanding anything to the contrary set forth in any of The Knot's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this proxy statement or future filings made by The Knot under those statutes, the Compensation Committee Report, the Audit Committee Report, reference to the independence of the Audit Committee members and the Stock Performance Graph are not deemed filed with the Securities and Exchange Commission, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by The Knot under those statutes, except to the extent that The Knot specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

RELATIONSHIP WITH QVC

    On April 13, 1999, we sold 4,000,000 shares of our Series B Preferred Stock at a price of $3.75 per share to QVC. QVC paid an aggregate of $15.0 million for the shares of Series B Preferred Stock and received a warrant to purchase 1,700,000 shares of our Common Stock at an exercise price of $5.00 per share. The Series B Preferred Stock converted into Common Stock on a one-for-one basis and the warrant became exercisable upon our initial public offering of Common Stock. The warrant expired unexercised on December 2, 2001. The Common Stock has been assigned to QVC Interactive Holdings, LLC (now known as Interactive Technology Holdings, LLC). We also entered into a services agreement with QVC, which we believe is on terms and conditions no less favorable to us than we could have obtained from unaffiliated third parties. For the years ended December 31, 2002, 2001 and 2000, we purchased merchandise and incurred warehousing, fulfillment and distribution and billing costs under the agreement in the aggregate amounts of $118,000, $128,000 and $515,000, respectively. Randy Ronning, a member of our Board, has been the Executive Vice President of Affiliate Relations, iQVC and New Business Development of QVC since January 2001.

RELATIONSHIP WITH MAY DEPARTMENT STORES COMPANY

    On February 19, 2002, we entered into a Common Stock Purchase Agreement (the 'Agreement') with May Bridal Corporation ('May Bridal'), an affiliate of May Department Stores Company ('May'), pursuant to which we sold 3,575,747 shares of Common Stock to May Bridal for $5,000,000 in cash. The agreement provides that if we propose to sell, transfer or otherwise issue any Common or Preferred Stock or other interest convertible into Common Stock ('equity interests') to any third party, (other than shares previously reserved or certain shares which shall be reserved for future issuance pursuant to Stock Incentive Plans approved by the Board of Directors or Stockholders of the Knot) and which transaction would dilute May Bridal's interest in the Common Stock or voting power of the Company prior to the transaction by more than one percentage point, then we shall offer May Bridal the right to acquire a similar equity interest, on the same terms and conditions as offered to the third party, in such amount as to preserve its percentage interest in the Common Stock and voting power of the Knot. If we propose to acquire any equity interest from a third party, which transaction would result in May Bridal's interest in the Common Stock or voting power of the Knot exceeding 20%, then we shall offer to acquire equity interests from May Bridal on the same terms as offered to the third party, to permit May Bridal to own less than 20% of the Common Stock or voting power of the Knot after the transaction. In addition, so long as May Bridal owns more than 15% of the Common Stock or voting power of The Knot, May Bridal shall have the right to designate one member of our Board of Directors and to nominate and submit such person for election by the Stockholders of The Knot. Joseph Brehob, a member of our Board designated by May Bridal, has been the Vice President of Internet Marketing of May Department Stores Company since January 2001.

    On February 19, 2002, we entered into a Media Services Agreement with May pursuant to which The Knot and May will develop an integrated marketing program to promote and support May department store companies which offer wedding registry services. The Media Services Agreement has an initial term of three years, which may be extended under certain conditions, and may be renewed by May for up to three additional one-year terms. For the year ended December 31, 2002, we recorded revenues under the Media Services agreement in the amount of $151,000.

MISCELLANEOUS

    The Certificate of Incorporation eliminates, subject to certain exceptions, directors' personal liability to The Knot or our stockholders for monetary damages for breaches of fiduciary duties. The Certificate of Incorporation does not, however, eliminate or limit the personal liability of a director for (i) any breach of the director's duty of loyalty to The Knot or our stockholders,
(ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

    Our Amended and Restated Bylaws provide that we shall indemnify our directors and executive officers to the fullest extent permitted under the Delaware General Corporation Law, and may indemnify our other officers, employees and other agents as set forth in the Delaware General Corporation Law. In addition, we have entered into indemnification agreements with our directors and officers. The indemnification agreements contain provisions that require us, among other things, to indemnify our directors and executive officers against certain liabilities (other than liabilities arising from intentional or knowing and culpable violations of law) that may arise by reason of their status or service as our directors or executive officers or other entities to which they provide service at our request and to advance expenses they may incur as a result of any proceeding against them as to which they could be indemnified. We believe that these provisions and agreements are necessary to attract and retain qualified directors and officers. We have obtained an insurance policy covering our directors and officers for claims that such directors and officers may otherwise be required to pay or for which we are required to indemnify them, subject to certain exclusions.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires The Knot's officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all reports they file pursuant to Section 16(a).

    Based solely on a review of (i) the copies of such reports furnished to The Knot and (ii) the written representations received from one or more of such reporting persons or entities that no annual Form 5 reports were required to be filed by them for 2002, we believe that, during 2002, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% stockholders were satisfied in a timely manner.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

    Stockholder proposals that are intended to be presented at our annual meeting of stockholders to be held in 2004 must be received by us no later than December 11, 2003, if such proposals are to be included in the proxy statement and related proxy materials relating to that meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended. In addition, under The Knot's bylaws, any proposal for consideration at our annual meeting of stockholders to be held in 2004 submitted by a stockholder other than pursuant to Rule 14a-8 will be considered timely if it is received by The Knot's Secretary at our principal executive offices between the close of business on January 15, 2004 and the close of business on February 14, 2004, and is otherwise in compliance with the requirements set forth in The Knot's bylaws. The proxy solicited by the Board of Directors for the annual meeting of stockholders to be held in 2004 will confer discretionary authority to vote as the proxy holders deem advisable on any stockholder proposal which is considered untimely.

                                 ANNUAL REPORT

    The Knot filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2002 with the Securities and Exchange Commission on March 28, 2003. Stockholders may obtain a copy of this report, without charge, upon written request, by writing to Investor Relations at our executive offices, which are located at 462 Broadway, 6th Floor, New York, New York 10013.

    A copy of The Knot's Annual Report for the fiscal year ended December 31, 2002 is being mailed concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this proxy statement and is not considered proxy solicitation material.

                                  OTHER BUSINESS

    The Board knows of no other business that will be presented for consideration at the Annual Meeting. If other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment. Discretionary authority with respect to such other matters is granted by the execution of the accompanying proxy.

                                          By Order of the Board of Directors

                                          RICHARD SZEFC

                                          RICHARD SZEFC
                                          Chief Financial Officer, Treasurer
                                          and Secretary

Dated: April 10, 2003

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER

I. PURPOSE OF THE COMMITTEE

    The Audit Committee is a standing Committee of the Board of Directors. The purpose of the Committee is to assist the Board of Directors in fulfilling its oversight responsibility relating to: (i) the integrity of the Company's financial statements, the financial reporting process and the systems of internal accounting and financial controls; (ii) the appointment, engagement and performance of the independent auditors and the evaluation of the independent auditors' qualifications and independence; and (iii) the Company's compliance with legal and regulatory requirements. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors and management of the Company and to resolve any disagreements between the management and the independent auditors regarding financial reporting.

    In discharging its responsibilities, the Committee is not itself responsible for the planning or the performance of audits, or for any determination that the Company's financial statements are complete and accurate, or in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

    The Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and it is authorized to retain, at the expense of the Company, independent legal, accounting or such other advisors as it may deem necessary or advisable to carry out its duties.

    The Committee is also responsible for the preparation of the audit Committee report required by the rules of the Securities and Exchange Commission (the 'SEC') to be included in the Company's annual proxy statement.

II. COMMITTEE MEMBERSHIP

    The Committee shall be comprised of at least three independent members of the Company's Board of Directors, and each member of the Committee shall meet the independence requirements as defined in the National Association of Securities Dealers Listing Standards and the rules and regulations of the SEC. No Committee member shall be an affiliated person of the Company or receive compensation other than in his or her capacity as a member of the Audit Committee, the Board of Directors or other Board Committee, as defined in applicable SEC rules.

    Each member of the Committee shall be financially literate, as such qualification is interpreted by the Company's Board of Directors in its business judgment pursuant to the listing standards. At least one member of the Committee shall be a 'financial expert' as defined by the SEC.

    The Board of Directors shall appoint the members of the Committee and its Chairman. Subject to the requirements of the listing standards, the Board may appoint and remove Committee members in accordance with the Company's by-laws.

III. MEETINGS

    The Committee shall meet as often as it deems necessary or advisable but not less frequently than quarterly. The Committee shall keep written minutes of its meetings and deliver copies of the minutes to the corporate secretary for inclusion in the corporate records. During each of its regular meetings, the Committee members shall meet separately with the Company's independent auditors with no members of management present. The Committee shall report to the Board of Directors on the major items covered at each Committee meeting and shall make recommendations to the Board and management as appropriate. The Committee may request any officer or employee of the Company or the Company's outside counsel or its independent auditor to attend any meeting of the Committee or to meet with any members of, or consultants to, the Committee. A quorum for the transaction of business at any meeting of the Committee shall consist of two Committee members.

IV. COMMITTEE RESPONSIBILITIES AND AUTHORITY

    The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The following shall be the principal duties and responsibilities of the Committee:

    A. REVIEW OF ANNUAL AND QUARTERLY SEC FILINGS. The Committee shall review with management and the independent auditors the annual audited financial statements and quarterly financial statements, including management's discussion and analysis, and (i) all critical accounting policies and practices, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, (iii) any changes in the accounting policies or principles applied by the Company, (iv) the reasonableness of significant judgments, (v) the clarity of the disclosures in the financial statements, (vi) any material correcting adjustments that have been identified by the independent auditors and any material unadjusted differences, (vii) any major issues as to the adequacy of the Company's internal controls, (viii) any special steps taken in light of material control deficiencies, and (ix) other written material communications between the independent auditor and management. The Committee shall also discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards, applicable law or listing standards. Based on such review and discussion, the Committee shall make a determination whether to recommend to the Board of Directors that the audited financial statements should be included in the Company's Annual Report to Stockholders.

    B. REVIEW OF DISCLOSURE CONTROLS AND PROCEDURES. The Committee shall review with the Chief Executive Officer and the Chief Financial Officer, and other Company officers, the Company's disclosure controls and procedures and shall review periodically, but not less frequently than quarterly, management's conclusions about the effectiveness of such disclosure controls and procedures, including any deficiencies in, or material non-compliance with, such controls and procedures.

    C. REVIEW OF INTERNAL CONTROL FUNCTIONS. The Committee shall review with management and the independent auditors, management's annual internal control report, and the attestation of such report by the independent auditors. Management and the independent auditors shall report promptly to the Committee any significant deficiencies in the design or operation of the Company's internal controls, material weaknesses in internal controls and any fraud (regardless of materiality) involving persons having a significant role in the internal controls, as well as any significant changes in internal controls implemented by management during the most recent reporting period of the Company.

    D. ENGAGEMENT/OVERSIGHT OF INDEPENDENT AUDITORS. The Committee shall be solely responsible for the appointment of the Company's independent auditors and, where appropriate, for their termination and replacement. The Committee shall also be responsible for the oversight of the work performed by the independent auditor, and for resolution of any disagreements between management and the auditor regarding financial reporting. The independent auditor shall report directly to the Committee. The Committee shall pre-approve all audit services and permitted non-audit services to be performed for the Company by its independent auditor. The Committee shall also be solely responsible for approving the fees to be paid to the independent auditors for their services. The Committee may delegate authority to one or more members of the Committee to pre-approve audit and permitted non-audit services (including pre-approval of fees), provided that the approvals granted by such persons are reviewed with the full Committee at its next scheduled meeting. The independent auditors shall not be engaged to perform any non-audit services that would impair the independence of the auditors as more fully described in applicable law or SEC regulations. In carrying out the responsibilities related to the engagement and oversight of the independent auditor, the Committee may obtain the input of the Company's management.

    E. INDEPENDENCE/PERFORMANCE OF INDEPENDENT AUDITORS. The Committee shall receive a report from the independent auditors at least annually regarding their independence. The Committee shall discuss such report with the auditors and take such action as it may deem necessary to satisfy itself that the auditors are independent. The Committee shall also evaluate the performance of the Company's independent auditors annually. In doing so, the Committee shall consult with management and shall obtain and review a report from the independent auditors describing: (i) all relationships between the independent auditors and the Company, (ii) their internal quality control procedures, and (iii) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years in respect of one or more independent audits conducted by the firm, and any steps taken to deal with such issues. The Committee shall also evaluate whether the provision of permitted non-audit services is compatible with maintaining the auditors' independence.

    F. AUDITS BY INDEPENDENT AUDITORS. The Committee shall discuss with the independent auditors prior to the commencement of the annual audit, the overall scope and plans for the audit, including any adequacy of staffing and other factors that may affect the effectiveness and timeliness of such audits. In this connection, the Committee shall discuss with management and the independent auditors the Company's major risk exposures (whether financial, operating or otherwise), the adequacy and effectiveness of the Company's accounting, financial, and disclosure controls, and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

    G. REVIEW OF CERTAIN MATTERS WITH INTERNAL AND INDEPENDENT AUDITORS. The Committee shall review periodically with management and the independent auditors the effect of new or proposed regulatory and accounting initiatives on the Company's financial statements and other public disclosures.

    H. CONSULTATION WITH INDEPENDENT AUDITORS. The Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered in connection with the annual audit or otherwise and any management letter provided by the auditors and the Company's response to that letter. Such review shall include a description of the difficulties encountered, including any restriction on the scope of activities or access to required information, any disagreements with management regarding generally accepted accounting principles and other matters.

    I. CONSULTATION WITH CORPORATE COUNSEL. The Committee shall review with the Company's Corporate Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

    J. OTHER RESPONSIBILITIES.

    1. The Committee shall approve guidelines for the Company's hiring of former employees of the independent auditors, which shall meet the requirements of applicable law and listing standards.

    2. The Committee shall review the Company's policies and practices related to compliance with laws and ethical conduct.

    3. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

    4. The Committee shall review periodically, but no less frequently than annually, a summary of the Company's transactions with directors and executive officers and with firms that employ directors, as well as any other material related party transactions.

    5. The Committee may delegate any of its responsibilities to one or more members of the Committee.

    6. The Committee shall also carry out such other duties as may be delegated to it by the Board of Directors from time to time.

    7. The Committee may perform any other activities consistent with this charter, the by-laws and applicable listing standards and laws as the Committee or the Board of Directors considers appropriate.

    K. COMMITTEE SELF-ASSESSMENT. The Committee shall conduct an annual evaluation of its performance and shall report the results of such review to the Board. In connection with the annual review, the Committee shall also recommend to the Board any modifications to this Charter that the Committee deems necessary or appropriate. The format of the self-assessment shall be determined by the Committee.

                               Appendix 1

THE KNOT, INC.                                                        PROXY CARD

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints David Liu and Richard Szefc, jointly and severally, as proxies, with full power of substitution and resubstitution, to vote all shares of stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of THE KNOT, INC. to be held on Wednesday, May 14, 2003, or at any postponement or adjournment thereof, as specified on the reverse, and to vote in his or their discretion on such other business as may properly come before the Annual Meeting and any adjournment thereof.

         The Board of Directors Recommends a Vote FOR Proposals 1 and 2.

         UNLESS OTHERWISE SPECIFIED BY THE UNDERSIGNED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND WILL BE VOTED BY THE PROXYHOLDERS AT THEIR DISCRETION AS TO ANY OTHER MATTERS PROPERLY TRANSACTED AT THE MEETING OR ANY ADJOURNMENTS THEREOF. TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, JUST SIGN AND DATE BELOW -- NO BOXES NEED BE CHECKED.

                     (PLEASE SIGN AND DATE ON REVERSE SIDE)

[X] Please mark your
    votes as in this
    example




                 FOR   WITHHELD                                                                 FOR   AGAINST   ABSTAIN
1. ELECTION OF   [ ]     [ ]       Nominees: Randy Ronning and Ann    2. RATIFICATION OF        [ ]     [ ]       [ ]
   DIRECTORS:                                Winblad will stand          ACCOUNTANTS: To
                                             for re-election to          ratify the selection
                                             the Board for the           of Ernst & Young LLP
                                             term to expire in           as independent
                                             2006.                       auditors for the
                                                                         fiscal year ending
                                                                         December 31,
                                                                         2003

                                                                      CHECK HERE IF YOU         [ ]
                                                                      PLAN TO ATTEND THE
                                                                      ANNUAL MEETING

Signature(s) ________________________________ Date_____________________, 2003

Note: Please sign exactly as name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, give your title. When shares are in the names of more than one person, each should sign.